                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 28, 2000



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

       0-24260                                           11-3131700
       --------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


          3029 S. Sherwood Forest Blvd., Ste. 300 Baton Rouge, LA 70816
          -------------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Inapplicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On April 28, 2000, Amedisys, Inc. ("the Company"), Park Place Surgery Center, LLC ("Park Place"), and the remaining Members of Park Place Surgery Center, LLC ("Physician Members") entered into an agreement for the purchase and sale of the Company's 20% membership interest in Park Place, an outpatient surgery center in Lafayette, Louisiana, to the Physician Members. The purchase price of $3,200,000 cash was paid to the Company at closing. The purchase price was derived by an independent valuation analysis based on the discounted economic income method. In addition to the purchase price, the Company will also participate, on a pro rata basis, in the final cash distribution of Park Place which shall be computed and made within thirty days after the closing. The Company and the Physician Members had no material relationship prior to the transaction, except by virtue of their membership interest in Park Place and that the Company and some Physician Members served on the Board of Directors of Park Place. At the closing, the management agreement existing between the Company and Park Place was also terminated.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Inapplicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Inapplicable

ITEM 5.   OTHER EVENTS

          Inapplicable

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Inapplicable

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               Inapplicable.

          (b)  Pro Forma Financial Information.

               The pro forma financial information of the Company required pursuant to Article 11 of Regulation S-X is attached hereto as Annex A.

          (c)  Exhibit
                 No.                                                        Page
                2.22(i) Agreement for Purchase and Sale of LLC Membership Interest among Amedisys, Inc., Park Place Surgery Center, LLC, and the Members of Park Place Surgery
                         Center, LLC ........................................A-1


                              (i) Filed herewith.

ITEM 8.   CHANGE IN FISCAL YEAR

          Inapplicable

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          Inapplicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMEDISYS, INC.

                                      By: /s/ JOHN M. JOFFRION
                                         ---------------------------------------
                                      John M. Joffrion
                                      Senior Vice President of Finance
                                      Principal Accounting and Financial Officer


DATE: May 11, 2000

                                                                         ANNEX A

                         AMEDISYS, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF DECEMBER 31, 1999

                       In 000's, except per share amounts


                                                         Historical       Effect of Sale *        Pro Forma
                                                         ----------       ----------------        ---------
ASSETS

Current Assets:
  Cash                                                    $  1,425            $  3,200            $  4,625
  Accounts Receivable, Net of Allowance for Doubtful
     Accounts of $2,199 in December 1999 and
     $3,095 in December 1998                                11,426                  --              11,426
  Prepaid Expenses                                             319                  --                 319
  Inventory and Other Current Assets                           487                  --                 487
  Current Assets Held for Sale                               1,182                (457)                725
                                                          --------            --------            --------
      Total Current Assets                                  14,839               2,743              17,582

Property, Plant and Equipment, Net                           3,439                  --               3,439
Other Assets, Net                                           19,544                  --              19,544
Long-term Assets Held for Sale                               4,262                  --               4,262
                                                          --------            --------            --------

      Total Assets                                        $ 42,084            $  2,743            $ 44,827
                                                          ========            ========            ========

LIABILITIES

Current Liabilities:
  Accounts Payable                                        $  4,739            $     --            $  4,739
  Accrued Expenses:
    Payroll and Payroll Taxes                                6,240                  --               6,240
    Insurance                                                  660                  --                 660
    Income Taxes                                               437                  --                 437
    Other                                                    3,552                  --               3,552
  Notes Payable                                              4,917                  --               4,917
  Long-term Debt Classified as Current                      15,461                  --              15,461
  Notes Payable to Related Parties                              10                  --                  10
  Current Portion of Long-term Debt                          2,325                  --               2,325
  Current Portion of Obligations under Capital Leases          402                  --                 402
  Deferred Revenue, Current Portion                          2,119                  --               2,119
  Current Liabilities Held for Sale                            806                  --                 806
                                                          --------            --------            --------
        Total Current Liabilities                           41,668                  --              41,668

Long-term Debt                                               2,206                  --               2,206
Deferred Revenue                                             6,003                  --               6,003
Obligations under Capital Leases                               211                  --                 211
Other Long-term Liabilities                                    826                  --                 826
Long-term Liabilities Held for Sale                          1,275                  --               1,275
                                                          --------            --------            --------
        Total Liabilities                                   52,189                  --              52,189
                                                          --------            --------            --------

Minority Interest                                               81                  --                  81
                                                          --------            --------            --------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common Stock                                                   3                  --                   3
  Preferred Stock (750,000 Shares)                               1                  --                   1
  Additional Paid-in Capital                                12,203                  --              12,203
  Treasury Stock (4,667 Shares)                                (25)                 --                 (25)
  Retained Earnings (Deficit)                              (22,368)              2,743             (19,625)
                                                          --------            --------            --------
      Total Stockholders' Equity (Deficit)                 (10,186)              2,743              (7,443)
                                                          --------            --------            --------
        Total Liabilities and Stockholders' Equity        $ 42,084            $  2,743            $ 44,827
                                                          ========            ========            ========


* See accompanying notes to financial statements.

                                                                         ANNEX A

                         AMEDISYS, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                       IN 000'S, EXCEPT PER SHARE AMOUNTS


                                                                  HISTORICAL     EFFECT OF SALE *     PRO FORMA
                                                                 ------------    ----------------    ------------
Income:
  Service revenue                                                $     97,411      $         --      $     97,411
  Cost of service revenue                                              46,890                --            46,890
                                                                 ------------      ------------      ------------
    Gross margin                                                       50,521                --            50,521
                                                                 ------------      ------------      ------------

General and administrative expenses:
  Salaries and benefits                                                30,089                --            30,089
  Other                                                                23,057                --            23,057
                                                                 ------------      ------------      ------------
    Total general and administrative expenses                          53,146                --            53,146
                                                                 ------------      ------------      ------------

    Operating (loss)                                                   (2,625)               --            (2,625)

Other income and expense:
  Interest income                                                          66                --                66
  Interest expense                                                     (3,625)               --            (3,625)
  Other income/(expense), net                                          (1,732)               --            (1,732)
                                                                 ------------      ------------      ------------
    Total other income and expenses                                    (5,291)               --            (5,291)
                                                                 ------------      ------------      ------------

Net (loss) before income taxes, minority
    interest and discontinued operations                               (7,916)               --            (7,916)

(Benefit) for estimated income taxes                                   (3,263)               --            (3,263)
                                                                 ------------      ------------      ------------

Net (loss) before discontinued operations                              (4,653)               --            (4,653)

Discontinued operations:
    (Loss) from discontinued operations, net of income taxes             (212)             (639)             (851)
    Gain on dispositions, net of income taxes                           6,165                --             6,165
                                                                 ------------      ------------      ------------

    Total discontinued operations                                       5,953              (639)            5,314
                                                                 ------------      ------------      ------------

Net income                                                       $      1,300      $       (639)     $        661
                                                                 ============      ============      ============


Weighted average common shares outstanding                              3,093                               3,093

Basic earnings per common share:
    Net (loss) before discontinued operations                    $      (1.50)                       $      (1.50)
    (Loss) from discontinued operations, net of income taxes            (0.07)                              (0.28)
    Gain on dispostion, net of income taxes                              1.99                                1.99
                                                                 ------------                        ------------
Net income                                                       $       0.42                        $       0.21
                                                                 ============                        ============


* See accompanying notes to financial statements.

                         AMEDISYS, INC. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A.   Basis of Presentation

     On April 28, 2000, Amedisys, Inc. ("the Company"), Park Place Surgery Center, LLC ("Park Place"), and the remaining Members of Park Place Surgery Center, LLC ("Physician Members") entered into an agreement for the purchase and sale of the Company's 20% membership interest in Park Place, an outpatient surgery center in Lafayette, Louisiana to the Physician Members. The purchase price of $3,200,000 cash was paid to the Company at closing. The purchase price was derived by an independent valuation analysis based on the discounted economic income method. In addition to the purchase price, the Company will also participate, on a pro rata basis, in the final cash distribution of Park Place which shall be computed and made within thirty days after the closing. The Company and the Physician Members had no material relationship prior to the transaction, except by virtue of their membership interest in Park Place and that the Company and some Physician Members served on the Board of Directors of Park Place. At the closing, the management agreement existing between the Company and Park Place was also terminated.

     The accompanying pro forma condensed consolidated balance sheet has been prepared by applying certain pro forma adjustments to historical financial information, assuming the sale occurred on December 31, 1999. The pro forma condensed consolidated statement of operations for the year ended December 31, 1999 has been prepared based upon certain pro forma adjustments to historical financial information, assuming the sale occurred on January 1, 1999.

     The pro forma data is not necessarily indicative of the operating results or financial position that would have occurred had the transaction described above been consummated at the date indicated, nor necessarily indicative of future operating results or financial position.

     Basic net income per share of common stock is calculated by dividing net income applicable to common stock by the weighted average number of common shares outstanding during the period. Diluted net income per share is not presented because stock options and convertible securities outstanding during the period presented were not dilutive.

     In August 1999, the Company adopted a formal plan to sell all of its interests in its outpatient surgery and infusion therapy divisions to become a focused home health nursing company. Subsequently, the Company has classified these divisions as discontinued operations in its Statements of Operations. In addition, the majority of the assets and liabilities of these divisions were classified as Held for Sale in the Company's historical Balance Sheets.

B.   Effect of Sale

     (1) Reflects the financial position of the investment as of December 31, 1999 in the balance sheet, in addition to the following adjustments:

               a. Increase in Cash of $3,200,000 to reflect the purchase price paid at closing.

               b. Decrease in Assets Held for Sale of $456,873 to reflect the sale of the Company's investment in Park Place Surgery Center, LLC.

     (2) Reflects the operating results of the investment for the fiscal year ended December 31, 1999 in the statement of operations.

               a. Increase in (Loss) from Discontinued Operations, Net of Income Taxes of $639,000 which reflects the investment's equity in earnings of $457,000, management fee revenue of $193,000 and development fees of $14,000 offset by anticipated overhead expense reductions of $25,000.

                                INDEX TO EXHIBIT

Exhibit
  No.             Description
--------          -----------
 2.22     (i)     Agreement for Purchase and Sale of LLC Membership Interest
                  among Amedisys, Inc., Park Place Surgery Center, LLC, and the
                  Members of Park Place Surgery Center, LLC

          (i)     Filed herewith.
